Fees Summary	Oct. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,500,000.00
Previously Paid Amount	2,278.65
Total Fee Amount	3,235.60
Total Offset Amount	0.00
Net Fee	$ 957.00